SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 27, 2000

Delta Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12109 (Commission File Number)	11-33336165 (IRS Employer ID Number)

1000 Woodbury Road, Suite 200, Woodbury, New York (Address of principal executive offices)	11797-9003 (Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

          On December 27, 2000, Delta Financial Corporation (the "Company") consummated the exchange offer (the "Exchange Offer") of its 9½% Senior Notes due 2004 (the "Old Notes") for its newly issued 9½% Senior Secured Notes due 2004 (the "Secured Notes") and warrants (the "Warrants") to purchase shares of the Company's common stock. The Exchange Offer expired on December 21, 2000 at 5:00 p.m. New York City time. Holders of approximately $148,037,000.00 in principal amount of the Old Notes exchanged their Old Notes for approximately $148,037,000.00 in principal amount of Secured Notes and Warrants to purchase approximately 1,569,193 shares of the Company's common stock.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

          None.

(b) Pro Forma Financial Statements

          None.

(c) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated December 21, 2000, relating to the 9 1/2% Senior Secured Notes due 2004 by and between the Company, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as trustee.
4.2	9 1/2% Senior Secured Notes due 2004 and Subsidiary Guarantee.
4.3	Warrant Agreement, dated December 21, 2000, by and between the Company and Mellon Investor Services LLC, as warrant agent.
4.4	Registration Rights Agreement, dated December 21, 2000, by and between the Company and Mellon Investor Services LLC, as warrant agent.
4.5	Pledge Agreement, dated as of December 21, 2000, by the Company, as pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture.
4.6	Pledge Agreement, dated as of December 21, 2000, by Delta Funding Corporation, as pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture.
4.7	Pledge Agreement, dated as of December 21, 2000, by DFC Financial of Canada Limited, as pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture.
4.8	Pledge Agreement, dated as of December 21, 2000, by DF Special Holdings Corporation, as pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture.
4.9	Pledge Agreement, dated as of December 21, 2000, by Delta Funding Corporation, as pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent under the Indenture.
4.10	Security Agreement, dated December 21, 2000, made by the Company and each of the Subsidiary Guarantors in favor of U.S. Bank Trust National Association, as trustee.
4.11	Back-Up Servicing Agreements by and among Delta Funding Corporation, Countrywide Home Loans, Inc. and the trustee.
4.12	Administration Agreement, dated December 22, 2000, by and between Delta Funding Residual Holding Trust 2000-1, DF Special Holdings Corporation and U.S. Bank Trust National Association.
4.13	Administration Agreement, dated December 22, 2000, by and between Delta Funding Residual Holding Trust 2000-2, Delta Funding Corporation and U.S. Bank Trust National Association.
4.14	Deposit Trust Agreement, dated as of December 22, 2000, by and between DF Special Holdings Corporation, as depositor, and Wilmington Trust Company, as owner trustee.
4.15	Deposit Trust Agreement, dated as of December 22, 2000, by and between Delta Funding Corporation, as depositor, and Wilmington Trust Company, as owner trustee.
4.16	Escrow Agreement, dated December 21, 2000, by and between the Company and U.S. Bank Trust National Association, as trustee under the Indenture and escrow agent.
99.1	Offering Circular. (a)
99.2	Letter of Transmittal and Consent accompanying the Offering Circular. (a)
99.3	Letter to Holders of the Old Notes. (a)
99.4	Letter to Broker-Dealers. (a)
99.5	Letter to Clients. (a)
99.6	Notice of Guaranteed Delivery. (a)

(a)	Incorporated by references to the Company's Form T-3/A (No. 022-22485) filed with the Securities and Exchange Commission on December 15, 2000.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTA FINANCIAL CORPORATION By: /s/ Marc E. Miller Name: Marc E. Miller Title: Senior Vice President and Secretary

Dated January 9, 2001